SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 10, 2005


Commission File Number: 0-7914


                        BASIC EARTH SCIENCE SYSTEMS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                             84-0592823
--------------------------------------                  -----------------------
(State or other jurisdiction                                   (I.R.S. Employer
of incorporation or organization)                        Identification Number)

1801 Broadway, Suite 620
Denver, Colorado                                                     80202-3835
---------------------------------------                 -----------------------
(Address of principal executive offices)                             (Zip Code)

                                 (303) 296-3076
                    ----------------------------------------
                   (Registrant telephone including area code)

Item 8.01.   Other Events and Regulation FD Disclosure

On March 10, 2005 Basic Earth Science Systems, Inc. (Basic, or the Company), noting the recent volatility in its stock, commented today that it has no explanation for these recent events. Since its recent disclosure of the Halvorsen well production rates, which management views as positive, the Company has issued no further news. Basic also reported that it has not experienced any negative activity that would change or materially impact the business of the Company. Overall, other than market forces (i.e. speculation and profit-taking) Basic has no information that would explain these events.

Item 9.01.   Exhibits

     (C) Exhibits.

         Exhibit No.           Description
         -----------           -----------

         99.1                  Press Release dated March 10, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BASIC EARTH SCIENCE SYSTEMS, INC.


Date:  March 10, 2005                       By: /s/ Ray Singleton
                                            -------------------------
                                            Ray Singleton, President